EXHIBIT 99.1

Constitutive Contract

Sultanate of Oman
Ministry of Commerce and Industry

Commercial Registration Information

Commercial Registration Number
1080151

Commercial Name
OMAGINE L L C

Legal Status
Limited Liability Company

Head Quarters
Muscat Governorate/Bawshar/Aludhaybah

Address
P.O. Box: 708 Postal Code: 115
Telephone: Fax:
Email:

Establishment Date: 23/11/2009 Duration: Unlimited

Registration Date: 23/11/2011

Expiry Date: 23/11/2014

Fiscal Year End: 31/12

Cash Capital: 20,000 Kind Capital: 0
Total Capital (Omani Riyal): 20,000
No. of Shares: 200,000
Share Value: 0.100

Percentage of Foreign Investment: 100.00

Foreign Company Name

         (Signature)                      (Seal)
          23/11/2009

Sultanate of Oman
Ministry of Commerce and Industry

Commercial Registration Information

Commercial Registration Number
1080151

Country of Origin:
         (Signature)                      (Seal)
          23/11/2009

Sultanate of Oman
Ministry of Commerce and Industry

Commercial Registration Information

Commercial Registration Number
1080151

Branches and Commercial Activities

Commercial Activities Registered in Headquarter

452001: Building and construction contract (general
constructions of residential and non-residential buildings).

701001: Renting and operating self-owned or leased real estate
(residential and non-residential)

749913: Management of (showrooms, tourist and industrial
projects)

551005: Banqueting and ceremony halls and palaces

701001: Buying, selling and subdividing real estate into lots.

         (Signature)                      (Seal)
          23/11/2009

Sultanate of Oman
Ministry of Commerce and Industry

Commercial Registration Information

Commercial Registration Number
1080151

Name

Nationality: United States of America
Designation: Limited Liability Partner
Num. and Percentage Shares: 190000 (95%)

Name

Nationality: United States of America
Designation: Limited Liability Partner
Num. and Percentage Shares: 10000 (5%)

Authorized Managers and Signatories

Nationality: United States of America
ID Type: Passport ID Number: 430642682
Designation: Authorized Manager - Solely
Authorization Type: Full
Authorization Limit: Unlimited
Notes:
         (Signature)                      (Seal)
          23/11/2009

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